UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22572

The Multi-Strategy Growth & Income Fund

(Exact name of registrant as specified in charter)

80 Arkay Drive, Suite 110, Hauppauge, NY  11788

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

2/28

Date of reporting period: 2/28/13

Item 1.  Reports to Stockholders.

# THE MULTI-STRATEGY GROWTH & INCOME FUND

## ANNUAL REPORT

February 28, 2013

**INVESTOR INFORMATION: (855) 601-3841**

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The Multi-Strategy Growth & Income Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

April 8, 2013

Dear Valued Shareholder,

We have been pleased with the strength and performance of The Multi-Strategy Growth & Income Fund (“the Fund”) in its inaugural year. Thank you for your investment and continued trust in the Fund.

The Fund launched in March 2012 with an investment strategy focused on achieving over the long-term, returns that are non-correlated to the broad stock and bond markets while providing a consistent quarterly dividend. We strive to achieve this objective by investing in a combination of non-listed real estate investment trusts, alternative investment funds (such as business development companies), and a variety of debt and equity income investments.

There is a clear trend of investors seeking non-traditional investment opportunities driven by fear of inflation, market volatility, and an increasing need for income-focused solutions. We believe the Fund is well positioned, serving as a core allocation of alternative income-focused investments. We encourage investors to consider this Fund as a core portfolio holding representing a variety of alternative and income-oriented investment opportunities. Our belief and conviction has been supported by strong investor demand and growth of our invested assets in the Fund to nearly $50 million in our first year of operation. According to the Investment Company Institute, the average mutual fund takes approximately 2.6 years to achieve a level of invested assets equal to what the Fund raised in its first full year.1

During this first year, the broad stock market, as measured by the S&P 500, experienced extreme volatility both on the downside and upside while the bond market, as measured by the Barclays Aggregate Bond Index, experienced lower volatility and lower total returns. The Multi-Strategy Growth & Income Fund experienced returns between those of stocks and bonds. However, past performance does not guarantee future results.

As of February 28, 2013, the Fund delivered a 7.34% total return since inception, without sales load; compare that to a 10.23% return from the S&P 5002 and a 4.05% return from the Barclays Aggregate Bond Index3. The Fund also experienced three consecutive dividend increases in 2012 with a second-quarter distribution of $0.0650, a third-quarter distribution of $0.1274, and a fourth-quarter distribution of $0.1631. Our fourth distribution, made in the first quarter of 2013, was $0.1736 (after the fiscal year ended on February 28, 2013).

Some key contributing factors to the Fund’s performance are as follows:

1)

General Economic Strength – U.S. economic fundamentals have continued to improve. Federal Reserve actions have continued to keep interest rates near historic lows and support strong U.S. stock market gains.

2)

Non-Listed REITs Becoming the Incubator for Listed REITs – Public markets began taking notice of non-listed REITs in 2012, and several non-listed REITs listed or merged with publicly traded REITs that year. This sets the stage for the possibility for many more in 2013. The Fund experienced a merger of one of its top non-listed REIT holdings, ARC Trust III (6.2%), with a listed REIT, ARC Properties Trust (ARCP), in March 2013, which was a significant driver of total return for the Fund.

________________________________

1 “Mutual Funds and Institutional Accounts: A Comparison”, Investment Company Institute, 2006 - http://www.ici.org/pdf/ppr_06_mf_inst_comparison.pdf

2 S&P 500: An index of 500 stocks chosen for market size, liquidity, and industry grouping (among other factors). It is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe.

3 Barclays Aggregate Bond Index: An index commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment-grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed-income instruments.

3)

Tight Banking Requirements Have Paved the Way for Business Development Companies – Business development companies (BDCs) provide lending solutions to private U.S. companies and offer investors the potential for attractive yields. The Fund benefited from gains resulting in higher valuations and increased dividend distributions throughout 2012.

4)

Repositioned Covered Call Strategy in an Effort to Increase Dividend Yield – We increased the dividend yield on our sub-advised equity income strategy by reducing the covered call allocation and adding master limited partnerships (MLPs) and preferred stocks to the portfolio. This change was of significant help in increasing the Fund’s third-quarter dividend distribution.

We continue to evaluate new opportunities for the Fund and look forward to continued success in the years to come.

Sincerely,

1040-NLD-4/25/2013

The Multi-Strategy Growth & Income Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through February 28, 2013*

The Fund’s performance figures for the period ending February 28, 2013, compared to its benchmarks:

Since Inception*
The Multi-Strategy Growth & Income Fund
Without Load	7.34%
With Load	1.46%
Barclays Aggregate Bond Index	4.05%
S&P 500 Total Return Index	10.23%

________________

* The Fund commenced operations March 16, 2012.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  The Fund’s total gross annual operating expenses, per its prospectus dated March 15, 2012, including underlying funds, are 2.13%.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the fund shares.

The Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS
February 28, 2013
Shares	Security	Value

	COMMON STOCK - 13.73%
	AEROSPACE/DEFENSE - 0.38%
2,000	Lockheed Martin Corp.	$ 176,000

	AGRICULTURE - 0.34%
3,600	Reynolds American, Inc.	157,248

	BANKS - 0.65%
3,200	Bank of Hawaii Corp.	154,848
2,400	Bank of Montreal	149,352
		304,200
	CHEMICALS - 0.44%
4,300	EI du Pont de Nemours & Co.	205,970

	ELECTRIC - 0.77%
17,000	Cia Energetica de Minas Gerais - ADR	202,300
5,200	PPL Corp.	160,264
		362,564
	ENGINEERING & CONSTRUCTION - 0.26%
2,000	Fluor Corp. ^	123,800

	ENVIRONMENTAL CONTROL - 0.34%
4,300	Waste Management, Inc.	160,476

	GAS - 1.00%
5,000	AGL Resources, Inc.	199,800
11,000	NGL Energy Partners LP	268,070
		467,870
	OIL & GAS - 0.42%
2,800	Diamond Offshore Drilling, Inc.	195,104

	PHARMACEUTICALS - 0.99%
2,900	Eli Lilly & Co.	158,514
3,500	Merck & Co., Inc.	149,555
2,300	Novartis AG - ADR	155,940
		464,009
	PIPELINES - 4.31%
3,600	Buckeye Partners LP	200,520
7,800	Crestwood Midstream Partners LP	195,780
4,800	El Paso Pipeline Partners LP	200,592
8,000	Enbridge Energy Partners LP	221,680
2,200	Kinder Morgan Energy Partners LP	192,082
6,300	NuStar GP Holdings LLC	190,575
5,800	Spectra Energy Partners LP	214,136
4,900	Targa Resources Partners LP	201,831
4,600	TC Pipelines LP	210,955
3,900	Williams Partners LP	193,830
		2,021,981

The accompanying notes are an integral part of these financial statements.

The Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 28, 2013
Shares	Security	Value

	RETAIL - 0.40%
9,400	Inergy LP	$ 187,624

	SEMICONDUCTORS - 0.66%
7,000	Intel Corp.	145,950
4,500	Microchip Technology, Inc.	164,115
		310,065
	SOFTWARE - 0.42%
8,000	CA, Inc.	195,920

	TELECOMMUNICATIONS - 0.34%
4,500	AT&T, Inc.	161,595

	TOYS/GAMES/HOBBIES - 0.34%
4,000	Hasbro, Inc.	160,080

	TRANSPORTATION - 1.67%
6,000	Golar LNG Partners LP	178,500
5,700	Martin Midstream Partners LP	197,562
4,700	Teekay LNG Partners LP	184,005
8,000	Teekay Offshore Partners LP	223,920
		783,987

	TOTAL COMMON STOCK	6,438,493
	( Cost - $6,376,198)

	REAL ESTATE INVESTMENT TRUSTS - 54.37%
227,400	American Realty Capital Healthcare Trust #	2,103,450
231,076	American Realty Capital Trust III #	2,904,275
91,027	American Realty Capital Trust IV #	2,105,000
198,378	American Realty Capital New York Recovery #	1,835,000
198,688	Carey Watermark Investors, Inc. #	1,837,861
181,081	CV Mission Critical REIT #	1,675,000
198,378	Hines Global REIT, Inc #	1,886,380
4,475	Hospitality Properties Trust	119,483
458,400	NorthStar Real Estate Income Trust #	4,240,200
198,378	Phillips Edison Shopping Center REIT #	1,835,000
6,200	Senior Housing Properties Trust	155,558
283,357	Steadfast Income REIT #	2,683,388
114,165	United Development Funding IV #	2,112,050
	TOTAL REAL ESTATE INVESTMENT TRUSTS	25,492,645
	( Cost - $24,024,119)

	BUSINESS DEVELOPMENT CORPORATIONS - 11.83%
218,208	Business Development Corporation of America #	2,179,896
329,305	Corporate Capital Trust #	3,365,910
	TOTAL BUSINESS DEVELOPMENT CORPORATIONS	5,545,806
	( Cost - $5,421,150)

The accompanying notes are an integral part of these financial statements.

The Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 28, 2013
Shares	Security	Interest Rate (%)		Value

	PREFERRED STOCK - 12.61%
	BANKS - 2.94%
13,500	BancorpSouth Capital Trust I	8.1500		$ 355,833
10,700	Deutsche Bank Contingent Capital Trust V	8.0500		308,160
13,600	JP Morgan Chase Capital X	7.0000		350,880
14,000	Zions Capital Trust B	8.0000		365,120
				1,379,993
	DIVERSIFIED FINANCIAL SERVICES - 1.40%
13,800	Citigroup Capital VII	7.1250		351,072
6,200	SLM Corp.	6.9700		304,668
				655,740
	ELECTRIC - 2.35%
2,898	Duquesne Light Co.	6.5000		149,131
11,600	Interstate Power & Light Co.	8.3750		290,232
13,664	NextEra Energy Capital Holdings, Inc.	8.7500		367,698
11,500	San Diego Gas & Electric Co.	1.7000		296,930
				1,103,991
	INSURANCE - 2.90%
13,700	Aegon NV	7.2500		348,802
13,900	Everest Re Capital Trust II	6.2000		351,392
10,800	PartnerRE Ltd.	7.2500		300,564
14,000	WR Berkley Capital Trust II	6.7500		358,120
				1,358,878
	REITS - 3.02%
13,849	BRE Properties, Inc.	6.7500		354,396
17,500	CommonWealth REIT	7.2500		442,400
11,800	Hospitality Properties Trust	7.0000		298,186
12,500	Realty Income Corp.	6.7500		321,000
				1,415,982

	TOTAL PREFERRED STOCK			5,914,584
	( Cost - $5,961,072)

	SHORT-TERM INVESTMENTS - 6.32%
	MONEY MARKET FUND - 6.32%
2,962,808	AIM STIT-Government & Agency Portfolio	0.0200	+	2,962,808
	TOTAL SHORT-TERM INVESTMENTS
	( Cost - $2,962,808)

	TOTAL INVESTMENTS - 98.86%
	( Cost - $44,745,347) (a)			$ 46,354,336
	CALL OPTIONS WRITTEN - (0.01) %			(6,800)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.15%			540,343
	NET ASSETS - 100.00%			$ 46,887,879

# Fair Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. Total value of such securitites is $30,763,410 or 65.61% of net assets.
+ Money market fund; interest rate reflects the seven-day effective yield on February 28, 2013.

The accompanying notes are an integral part of these financial statements.

The Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 28, 2013

^ Each stock position is subject to written call options.
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes including call options written is $44,687,787 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:		$ 1,787,736
	Unrealized depreciation:		(127,987)
	Net unrealized appreciation:		$ 1,659,749

Contracts (1)	SCHEDULE OF CALL OPTIONS WRITTEN - (0.01) %		Value
20	Fluor Corp.		$ 6,800
	Expiration April 2013, Exercise Price $60.00
	TOTAL CALL OPTIONS WRITTEN		$ 6,800
	( Proceeds - $7,071)

(1) Each option contract allows the holder of the option to purchase 100 shares of the underlying stock.

Portfolio Composition as of February 28, 2013 (Unaudited)

		Percent of Net Assets
	REITS	57.39%
	Business Development Corps	11.83%
	Financial	7.89%
	Energy	4.73%
	Utilities	4.13%
	Industrial	2.65%
	Consumer, Non-cyclical	1.32%
	Technology	1.08%
	Consumer, Cyclical	0.73%
	Basic Materials	0.44%
	Communications	0.35%
	Short-term Investments	6.32%
	Call Options Written	(0.01)%
	Other Assets in Excess of Liabilities	1.15%
	Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

The Multi-Strategy Growth & Income Fund
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2013

Assets:
Investments in Securities at Value (identified cost $44,745,347)	$ 46,354,336
Dividends and Interest Receivable	227,750
Receivable for Fund Shares Sold	529,790
Due from Investment Advisor	21,571
Deferred Cost	4,159
Prepaid Expenses and Other Assets	32,855
Total Assets	47,170,461

Liabilities:
Call Options Written, at value (proceeds $7,071)	6,800
Payable for Securities Purchased	227,865
Shareholder Servicing Fees Payable	8,464
Payable to Other Affiliates	12,203
Other Accrued Expenses	27,250
Total Liabilities	282,582

Net Assets (Unlimited shares of no par value benficial interest
authorized; 2,980,425 shares of beneficial interest outstanding)	$ 46,887,879

Net Asset Value and Redemption Price Per Share
($46,887,879/2,980,425 shares of beneficial interest outstanding)	$ 15.73
Maximum Offering Price Per Share
($15.73/0.945)	$ 16.65

Composition of Net Assets:
At February 28, 2013, Net Assets consisted of:
Paid-in-Capital	$ 44,959,532
Undistributed Net Investment Income	50,489
Accumulated Net Realized Gain (Loss) on:
Investments	727,934
Options Written	(459,336)
Net Unrealized Appreciation on:
Investments	1,608,989
Options Written	271
Net Assets	$ 46,887,879

The accompanying notes are an integral part of these financial statements.

The Multi-Strategy Growth & Income Fund
STATEMENT OF OPERATIONS
For the Period Ended February 28, 2013*

Investment Income:
Dividend Income (less $1,132 foreign taxes withholding)	$ 899,741
Interest Income	54,151
Total Investment Income	953,892

Expenses:
Investment Advisory Fees	180,326
Offering Cost	97,058
Shareholder Servicing Fees	60,109
Legal Fees	41,306
Trustees' Fees and Expenses	37,545
Chief Compliance Officer Fees	35,316
Administration Fees	35,255
Printing Expense	27,222
Transfer Agent Fees	27,086
Audit Fees	22,000
Fund Accounting Fees	20,957
Insurance Expense	19,206
Custody Fees	12,437
Registration & Filing Fees	7,648
Non 12B-1 Shareholder Servicing	5,971
Miscellaneous Expenses	1,813
Total Expenses	631,255
Less: Fees Waived/Reimbursed by Advisor	(207,331)
Net Expenses	423,924

Net Investment Income	529,968

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	986,857
Options Written	(459,336)
Total Net Realized Gain	527,521
Net Change in Unrealized Appreciation on:
Investments	1,608,989
Options Written	271
Total Net Change in Unrealized Appreciation	1,609,260

Net Realized and Unrealized Gain on Investments	2,136,781

Net Increase in Net Assets Resulting From Operations	$ 2,666,749

* The Fund commenced operations March 16, 2012.

The accompanying notes are an integral part of these financial statements.

The Multi-Strategy Growth & Income Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
Ended
February 28, 2013*

Operations:
Net Investment Income	$ 529,968
Net Realized Gain on Investments
and Options Written	527,521
Net Change in Unrealized Appreciation
on Investments and Options Written	1,609,260
Net Increase in Net Assets
Resulting From Operations	2,666,749

Distributions to Shareholders From:
Net Investment Income ($0.36 per share)	(738,402)
Total Distributions to Shareholders	(738,402)

From Shares of Beneficial Interest:
Proceeds from Shares Issued (2,973,794 shares)	44,860,835
Distributions Reinvested (46,346 shares)	705,651
Cost of Shares Redeemed (46,382 shares)	(706,954)
Net Increase in Net Assets From Shares of Beneficial Interest	44,859,532

Total Increase in Net Assets	46,787,879

Net Assets:
Beginning of Period	100,000
End of Period	$ 46,887,879

Undistributed Net Investment Income at End of Period	$ 50,489
_______
*The Fund commenced operations on March 16, 2012.

The accompanying notes are an integral part of these financial statements.

The Multi-Strategy Growth & Income Fund
STATEMENT OF CASH FLOWS
For the Period Ended February 28, 2013*

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 2,666,749
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments and options written	(110,919,728)
Proceeds from sales	66,106,595
Return of Capital Payments on REITS	576,952
Net realized gain from investments and options written	(502,094)
Net unrealized (appreciation)/depreciation from investments and options written	(1,609,260)

Changes in assets and liabilities
(Increase)/Decrease in assets:
Due From Investment Adviser	(21,571)
Dividends Receivable	(227,750)
Subscriptions Receivable	(529,790)
Deferred Cost	(4,159)
Prepaid Expenses and Other Assets	(32,855)
Increase/(Decrease) in liabilities:
Payable to Affiliates	12,203
Payable for Securities Purchased	227,865
Accrued Shareholder Servicing Fee	8,464
Accrued Expenses and Other Liabilities	27,250
Net cash used in operating activities	(44,221,129)

Cash flows from financing activities:
Proceeds from shares sold	44,860,835
Payment on shares redeemed	(706,954)
Cash distributions paid	(32,752)
Net cash provided by financing activities	44,121,129

Net decrease in cash	(100,000)
Cash at beginning of period	100,000
Cash at end of period	-

Supplemental disclosure of non-cash activity:
Noncash financing activities not including herein consists of reinvestment of dividends	$ 705,651
_____
*The Fund commenced operations on March 16, 2012.

See accompanying notes to financial statements.

The Multi-Strategy Growth & Income Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

Since Inception*
Through
February 28, 2013

Net Asset Value, Beginning of Period	$ 15.00
Increase From Operations:
Net investment income (a)	0.32
Net gain from investments
(both realized and unrealized)	0.77
Total from operations	1.09

Less Distributions:
From net investment income	(0.36)
Total Distributions	(0.36)

Net Asset Value, End of Period	$ 15.73

Total Return (b)	7.34%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 46,888
Ratio to average net assets:
Expenses, Gross (c)	2.61%
Expenses, Net of Reimbursement (c)	1.75%
Net investment income, Net of Reimbursement (c)	2.19%
Portfolio turnover rate (d)	108%

__________
*The Fund commenced operations on March 16, 2012.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Advisor not absorbed a portion of Fund expenses, total return would have been lower.  Total returns for periods less than one year are not annualized.

(c) Annualized for periods less than one year.
(d) Not annualized.

The accompanying notes are an integral part of these financial statements.

The Multi-Strategy Growth & Income Fund

NOTES TO FINANCIAL STATEMENTS

February 28, 2013

1.

ORGANIZATION

The Multi-Strategy Growth & Income Fund (the “Fund”) was organized as a Delaware statutory trust on June 3, 2011 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares.  The investment objective of the Fund is to seek returns from capital appreciation and income with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in the income-producing securities of: real estate investment trusts and alternative investment funds, as well as common stocks and structured notes, notes, bonds and asset-backed securities. The Fund commenced operations on March 16, 2012.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean of the closing bid and asked prices on the day of valuation.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the RJL Capital Management, LLC (the “Advisor”) Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing

The Multi-Strategy Growth & Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2013

service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund invests in some securities which are not traded and the Valuation Committee has established a methodology for fair value of each type of security. Investments in non-traded Real Estate Investment Trusts represent 100% of Level III assets as of February 28, 2013.  All non-traded REITs are currently in the public offering period (or start-up phase) and according to management’s fair valuation methodology are valued at cost unless the REIT issues an updated valuation. The Fund generally purchases REITs at Net Asset Value (NAV) or without a commission.  However, start-up REITs amortize a significant portion of their start-up costs and therefore potentially carry additional risks that may impact valuation should the REIT be unable to raise sufficient capital and execute their business plan.  As such, start-up REITs pose a greater risk than seasoned REITs because, if they encounter going concern issues, they may see significant deviation in value from the fair value, cost basis approach as represented.  Management is not aware of any information which would cause a change in cost basis valuation methodology currently being utilized for non-traded REITs in their offering period.  Once a REIT closes to new investors, the Fund values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the REIT issues an updated market valuation. Other non-traded private investments are monitored for any independent audits of the security or impairments reported on the potential value of the security. The Valuation Committee meets frequently to discuss the valuation methodology and will adjust the value of a security if there is a public update to such valuation.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of February 28, 2013 for the Fund’s assets and liabilities measured at fair value:

The Multi-Strategy Growth & Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2013

Assets*	Level 1	Level 2	Level 3	Total
Investments:
Common Stock	$ 6,438,493	$ -	$ -	$ 6,438,493
Real Estate Investment Trusts	275,041	2,904,275	22,313,329	25,492,645
Business Development Corporations	-	5,545,806	-	5,545,806
Preferred Stock	5,914,584		-	5,914,584
Short-Term Investments	2,962,808	-	-	2,962,808
Total Investments:	$ 15,590,926	$ 8,450,081	$ 22,313,329	$ 46,354,336
Liabilities
Call Options Written	$ 6,800	$ -	$ -	$ 6,800

*Refer to the Portfolio of Investments for industry classifications.

  There were no transfers into or out of any level during the current period presented.

   It is the Fund’s policy to record transfers into or out of any level at the end of the reporting period.

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

Real Estate Investment Trusts
Beginning Balance	$ -
Total realized gain (loss)	-
Appreciation (Depreciation)	630,543
Cost of Purchases	22,196,750
Proceeds from Sales and returns of capital	(513,964)
Accrued Interest	-
Net transfers in/out of level 3	-
Ending Balance	$ 22,313,329

*Represents unrealized appreciation on assets held as of the end of period

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option

The Multi-Strategy Growth & Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2013

was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

As of February 28, 2013, the amount of unrealized appreciation and realized loss on option contracts subject to equity price risk amounted to $271 and $459,336, respectively.  Such figures can be found on the Statement of Assets & Liabilities and Statement of Operations.  The table presented under Note 4 provides an indication of the volume of derivative activity during the period ended February 28, 2013.

Offering Costs – Offering costs incurred by the Fund of $101,217 were treated as deferred charges until operations commenced of which $97,058 are being amortized over a 12 month period using the straight line method. The remaining unamortized $4,159 as of February 28, 2013 will be amortized over the next fiscal year.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdiction as U.S. Federal.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly.  Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by RJL Capital Management, LLC (the “Advisor”).  Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 0.75% of the average daily net assets of the Fund.  For the period ended February 28, 2013, the Advisor earned advisory fees of $180,326.

The Advisor has contractually agreed to waive all or part of its advisory fees and/or make reimbursement payments to limit Fund expenses (including offering costs but exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until June 30, 2014, so that the total annual operating expenses of the Fund do

The Multi-Strategy Growth & Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2013

not exceed 1.75% of the Fund’s average daily net assets.  Waivers and expense reimbursement payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the period ended February 28, 2013, the Advisor waived and reimbursed fees of $207,331, all of which will expire in 2016. In addition, prior to the commencement of operations, the Advisor reimbursed $18,889 of organization expenses, which will expire in 2015.

Sub-advisory services were provided to the Fund pursuant to agreements between the Advisor and First Allied Asset Management, Inc. (the “Sub-Adviser”). Under the terms of the sub-advisory agreements, The Advisor compensated the Sub-Advisor based on a portion of the Fund’s average daily net assets which they had been allocated to manage.

Pursuant to separate servicing agreements with Gemini Fund Services LLC, (“GFS”), the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”).  The Board of Trustees has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.   Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets for such services.  For the period ended February 28, 2013, the Fund incurred distribution fees of $60,109.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.   The Distributor is an affiliate of GFS. For the period ended February 28, 2013, the Distributor received $2,297,178 in underwriting commissions for sales of the Fund’s shares, of which $86,266 was retained by the principal underwriter or other affiliated broker-dealers.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Advisor a quarterly fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending meetings.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Other Affiliates – During the period ended February 28, 2013, Lucia Securities, a registered broker/dealer and an affiliate of the Advisor, executed trades on behalf of the Fund for which it received trade commission of $297,554.  Additionally, during the same period of time, First Allied Securities, Inc., a registered broker/dealer and an affiliate of the Sub-Adviser, executed trades on behalf of the Fund for which it received $113,359 in trade commissions.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended February 28, 2013 amounted to $68,758,990 and $27,360,929, respectively.

The Multi-Strategy Growth & Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2013

Transactions in option contracts written during the period ended February 28, 2013 were as follows:

	Contracts	Premium
Outstanding at Beginning of Period	-	$ -
Options Written	15,592	3,630,153
Options Closed	(14,352)	(3,421,058)
Options Exercised	(950)	(187,471)
Options Expired	(270)	(14,553)
Outstanding at End of Period	20	$ 7,071

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period was as follows:

Period Ended
February 28, 2013
Ordinary Income	$ 738,402
Long-Term Capital Gain	-
$ 738,402

As of February 28, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Other	Unrealized	Total
Ordinary	Long-Term	Book/Tax	Appreciation/	Accumulated
Income	Gains	Differences	(Depreciation)	Earnings/(Deficits)
$ 243,171	$ 25,427	$ -	$ 1,659,749	$ 1,928,347

The differences between book basis and tax basis unrealized appreciation/ (depreciation) of investments and undistributed net investment income are primarily attributable to the adjustment for publicly traded partnerships and the tax treatment of short-term capital gains.

Permanent book and tax differences, primarily attributable to distribution reclass and adjustment related to grantor trust, resulted in reclassification for the period ended February 28, 2013 as follows: a decrease in accumulated net investment loss of $258,923 and a decrease in accumulated net realized gain on investments of $258,923.

6.

REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding.  There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases.

The Multi-Strategy Growth & Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2013

During the period ended February 28, 2013, the Fund completed three quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3
Commencement Date	June 14, 2012	September 17, 2012	December 14, 2012
Repurchase Request Deadline	July 13, 2012	October 16, 2012	January 14, 2013
Repurchase Pricing Date	July 13, 2012	October 16, 2012	January 14, 2013
Net Asset Value as of Repurchase Offer Date	$14.84	$15.18	$15.51
Amount Repurchased	-	$571,494	$135,450
Percentage of Outstanding Shares Repurchased	-	1.76%	0.34%

7.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Subsequent to the February 28, 2013, the Fund’s net assets have increased to a level such that the Adviser has begun to recoup fees waived and expenses reimbursed.

On March 27, 2013, the Fund paid a dividend of $0.1736 per share to shareholders of record on March 26, 2013.

The Fund completed a quarterly repurchase offer on April 16, 2013 which resulted in 0.56% of Fund shares being repurchased for $318,199.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Multi-Strategy Growth & Income Fund

We have audited the accompanying statement of assets and liabilities of The Multi-Strategy Growth & Income Fund (the "Fund"), including the portfolio of investments, as of February 28, 2013, the related statements of operations, changes in net assets, cash flows and the financial highlights for the period March 16, 2012 (commencement of operations) through February 28, 2013.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2013 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

As explained in Note 2, the financial statements include securities valued at $30,763,410 (66% of net assets), whose fair values have been estimated by the Board of Trustees in the absence of readily ascertainable fair values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Multi-Strategy Growth & Income Fund as of February 28,

2013, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the period March 16, 2012 (commencement of operations) through February 28, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

April 26, 2013

The Multi-Strategy Growth & Income Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

February 28, 2013

As a shareholder of the Fund you incur two types of cost, transaction costs or sales loads and ongoing costs, including management fees, shareholder service fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (9/1/12)	Ending Account Value (2/28/13)	Expenses Paid During the Period* (9/1/12 to 2/28/13)
Actual	$1,000.00	$1,060.20	$8.91
Hypothetical (5% return before expenses)	$1,000.00	$1,016.07	$8.72

*  Expenses Paid During Period are equal to Fund’s annualized expense ratio of 1.75%, multiplied by the number of days in the period from September 1, 2012 through February 28, 2013 (181) divided by the number of days in the fiscal year (365).

The Multi-Strategy Growth & Income Fund

TRUSTEE TABLE (Unaudited)

February 28, 2013

Independent Trustees

Name, Address and Age (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Mark J. Riedy, PhD. (1942)	Trustee since September, 2011	Executive Director of the Burnham-Moores Center for Real Estate and the Ernest W. Hahn Professor of Real Estate Finance at the University of San Diego (1992 to Present);	1	BioMed Realty Trust
Ira J. Miller (1946)	Trustee since September, 2011	Retired as of August 2007; CFO, Treasurer and Board member of Healthy Fast Food, Inc. (2006 to 2007)	1	Healthy Fast Food, Inc.
John D. Frager (1958)	Trustee since September, 2011	Executive Managing Director of CBRE (2010 to present); CEO and President of Cassidy Turley San Diego (2002 to 2010); Senior Managing Director of CB Richard Ellis (Prior to 2002)	1	None

Interested Trustees, Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Raymond J. Lucia, Jr. ***^ (1975)	Trustee and President since September, 2011	Chief Executive Officer (2010 – Present), RJL Wealth Management; Executive Vice President (2000-2010), Raymond J. Lucia Companies, Inc	1	None
Stephanie Pimentel (1983)	Treasurer, since September, 2012

Vice President  for RJL Capital Management (2012 to present); Director of Finance (2010 to 2012; Director of Finance for LPL Financial (2008 to 2010); Senior Financial Analyst for LPL Financial (2006 to 2008)

			N/A	N/A

Interested Trustees, Officers (Continued)

Name, Address and Age (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
James Colantino (1969)	Assistant Treasurer, since September, 2011	Senior Vice President (2012 to present); Vice President (2004 to 2012); Senior Fund Administrator (1999 to 2004), Gemini Fund Services, LLC.	N/A	N/A
Joseph P. Lucia^ (1974)	Secretary, since September, 2011	President for RJL Capital Management (2012 to present); Executive Vice President for RJL Wealth Management, LLC (2006 – 2012); Executive Vice President for Raymond J Lucia Companies, Inc. (2006-2010)	N/A	N/A
James P. Ash (1976)	Assistant Secretary, since September, 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President (2011 - 2012); Director of Legal Administration, (2009 - 2011); Assistant Vice President of Legal Administration, (2008 to 2011), Gemini Fund Services, LLC

			N/A	N/A
Emile R. Molineaux (1962)	Chief Compliance Officer and Anti-Money Laundering Officer, since December 2010

CCO of various clients of Northern Lights Compliance Services, LLC, (Secretary since 2003 and Senior Compliance Officer since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003-2011)

* The term of office for each Trustee listed above will continue indefinitely.  Officers are elected annually.

 ** The term "Fund Complex" refers to The Multi-Strategy Growth & Income Fund.

*** Raymond J. Lucia, Jr. is an interested person of the Trust by virtue of his position as President of the Trust and his indirect controlling interest in the Trust's Adviser.

^ Raymond J. Lucia, Jr. and Joseph P. Lucia are cousins.

The Fund's Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free 1-855-601-3841.

PRIVACY NOTICE
FACTS		WHAT DOES THE MULTI-STRATEGY GROWTH & INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Multi-Strategy Growth & Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Multi-Strategy Growth & Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?		Call 1-855-601-3841

Who we are
Who is providing this notice?	The Multi-Strategy Growth & Income Fund
What we do
How does The Multi-Strategy Growth & Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does The Multi-Strategy Growth & Income Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪   Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪   Affiliates from using your information to market to you

▪   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ The Multi-Strategy Growth & Income Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

▪ The Multi-Strategy Growth & Income Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Multi-Strategy Growth & Income Fund does not jointly market.

Investment Advisor

RJL Capital Management

13520 Evening Creek Drive N. Suite 300

San Diego, CA 92128

Distributor

Northern Lights Distributor, LLC

17605 Wright Street Suite 2

Omaha, NE 68130

Legal Counsel

Thompson Hine LLC

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-601-3841 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-855-601-3841.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Mark Riedy and Ira Miller are auditing committee financial experts, as defined in Item 3 of Form N-CSR.  Mark Riedy and Ira Miller are independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $16,000

(b)

Audit-Related Fees

2013 - $2,750

(c)

Tax Fees

2013 - $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - $0

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

100.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $6,250

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

See attached exhibits P1A and P1B, which contain the Adviser and Sub-Adviser proxy voting policies and procedures.  Each votes proxies on behalf of the Fund for its portion of the Fund’s portfolio.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Raymond J. Lucia, Jr.

Mr. Lucia, Chief Executive Officer of the Adviser, is the Fund's portfolio manager.  Mr. Lucia has primary responsibility for management of the Fund's investment portfolio and has served the Fund in this capacity since it commenced operations in 2012.  Mr. Lucia is also CEO of RJL Wealth Management, LLC, a Registered Investment Advisor, and Lucia Securities, LLC, a Registered Broker Dealer and member FINRA/SIPC.  Mr. Lucia was previously with Raymond J. Lucia Companies, Inc. for 10 years where he held the position of Executive Vice President and was responsible for creating and managing the firm's strategic plans, including: developing and implementing the firm's investment strategies, growing the fee-based asset management platform, and expanding the firm's client base in over 15 office locations nationwide.  Prior to joining RJL, Inc. in 2000, Mr. Lucia worked for Deloitte and Touche as a tax accountant in the Personal Financial Services group providing financial advice to high-net-worth individuals.  Mr. Lucia graduated from Loyola Marymount University in 1997 with a Bachelor of Science in Accounting.  Mr. Lucia is a Certified Public Accountant and holds the Personal Financial Specialist designation offered by the AICPA.  Mr. Lucia holds the Series 7, 24, 63, and 65 licenses.

Jeffrey J. Mindlin, CFA

Mr. Mindlin, Managing Director and Chief Operating Officer of the sub-adviser, is the portfolio manager for that portion allocated by the Adviser to the sub-adviser and has served the Fund in this capacity since it commenced operations in 2012.  Mr. Mindlin has served as the sub - adviser's Managing Director and Chief Operating Officer since 2006.  Mr. Mindlin is responsible for the sub-adviser's portfolio management team and its efforts, including portfolio selection, trading, execution, proprietary money management and product development.  Prior to joining the sub - adviser, Mr. Mindlin was the Director of Research and Co-Portfolio Manager of Greenbook Investment Management, Inc., where he was instrumental in the design of sophisticated, proprietary investment strategies.  Before that, he worked as the Assistant Portfolio Manager and Senior Financial Engineer for Pinnacle Investment Advisors, LLC, which operated a hedge fund and a series of managed accounts for institutional and high-net-worth clients, and sub-advised a mutual fund.  Previously, Mr. Mindlin was the Manager of Financial Engineering at Camelback Research, leading the development of several successful institutional grade quantitative products, including the popular MSN Money Stockscouter system.  Mr. Mindlin earned his Chartered Financial Analyst (CFA) designation, as well as a BS in Economics and a BS in Finance from the College of Business Honor's Program at Arizona State University, where he received the prestigious Moore Award.

As of February 28, 2013, Raymond J. Lucia Jr. was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	01	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of December 31, 2012, Jeffrey J. Mindlin, CFA was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,000	$798,149,148	0	$0

Because the portfolio manager manages assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Raymond J. Lucia Jr. and Jeffrey J. Mindlin are compensated through a salary.

As of February 28, 2013, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Managers	Dollar Range of Shares Owned
Raymond J. Lucia Jr.	Over $100,000
Jeffrey J. Mindlin	$0

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Multi-Strategy Growth & Income Fund

By (Signature and Title)

/s/ Raymond J. Lucia Jr

Raymond J. Lucia Jr., President

Date

5/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Raymond J. Lucia Jr

Raymond J. Lucia Jr., President

Date

5/9/13

By (Signature and Title)

/s/ Stephanie Pimentel

 Stephanie Pimentel, Treasurer

Date

5/9/13